POWER OF ATTORNEY
                                -----------------





     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James G. Berk and/or Robert W. Howeth, severally, his true and lawful attorney in fact and agent, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign an annual report on Form 10-K for the fiscal year of Fairfield Communities, Inc., a Delaware corporation, ended December 31, 1999, and any or all amendments thereto, and to file same, with all exhibits and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney in fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney in fact and agent or his substitute(s) may lawfully do or cause to be done by virtue hereof.



Dated:  March 21, 2000                        /s/Ernest D. Bennett, III
                                              --------------------------------
                                                 Ernest D. Bennett, III

                                POWER OF ATTORNEY
                                -----------------






     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James G. Berk and/or Robert W. Howeth, severally, his true and lawful attorney in fact and agent, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign an annual report on Form 10-K for the fiscal year of Fairfield Communities, Inc., a Delaware corporation, ended December 31, 1999, and any or all amendments thereto, and to file same, with all exhibits and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney in fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney in fact and agent or his substitute(s) may lawfully do or cause to be done by virtue hereof.



Dated:  March 24, 2000                          /s/Philip L. Herrington
                                                -------------------------------
                                                    Philip L. Herrington

                                POWER OF ATTORNEY
                                -----------------





     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James G. Berk and/or Robert W. Howeth, severally, his true and lawful attorney in fact and agent, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign an annual report on Form 10-K for the fiscal year of Fairfield Communities, Inc., a Delaware corporation, ended December 31, 1999, and any or all amendments thereto, and to file same, with all exhibits and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney in fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney in fact and agent or his substitute(s) may lawfully do or cause to be done by virtue hereof.



Dated:  March 20, 2000                           /s/Gerald M. Johnston
                                                 ---------------------------
                                                    Gerald M. Johnston

                                POWER OF ATTORNEY
                                -----------------






     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James G. Berk and/or Robert W. Howeth, severally, his true and lawful attorney in fact and agent, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign an annual report on Form 10-K for the fiscal year of Fairfield Communities, Inc., a Delaware corporation, ended December 31, 1999, and any or all amendments thereto, and to file same, with all exhibits and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney in fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney in fact and agent or his substitute(s) may lawfully do or cause to be done by virtue hereof.



Dated:  March 21, 2000                           /s/Bryan D. Langton
                                                -------------------------------
                                                    Bryan D. Langton

                                POWER OF ATTORNEY
                                -----------------






     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James G. Berk and/or Robert W. Howeth, severally, his true and lawful attorney in fact and agent, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign an annual report on Form 10-K for the fiscal year of Fairfield Communities, Inc., a Delaware corporation, ended December 31, 1999, and any or all amendments thereto, and to file same, with all exhibits and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney in fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney in fact and agent or his substitute(s) may lawfully do or cause to be done by virtue hereof.



Dated:  March 23, 2000                        /s/Charles D. Morgan
                                              ---------------------------------
                                                 Charles D. Morgan

                                POWER OF ATTORNEY
                                -----------------








     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James G. Berk and/or Robert W. Howeth, severally, his true and lawful attorney in fact and agent, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign an annual report on Form 10-K for the fiscal year of Fairfield Communities, Inc., a Delaware corporation, ended December 31, 1999, and any or all amendments thereto, and to file same, with all exhibits and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney in fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney in fact and agent or his substitute(s) may lawfully do or cause to be done by virtue hereof.



Dated:  March 20, 2000                          /s/William C. Scott
                                                -------------------------------
                                                   William C. Scott

                                POWER OF ATTORNEY
                                -----------------






     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James G. Berk and/or Robert W. Howeth, severally, his true and lawful attorney in fact and agent, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign an annual report on Form 10-K for the fiscal year of Fairfield Communities, Inc., a Delaware corporation, ended December 31, 1999, and any or all amendments thereto, and to file same, with all exhibits and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney in fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney in fact and agent or his substitute(s) may lawfully do or cause to be done by virtue hereof.



Dated:  March 20, 2000                             /s/William G. Sell
                                                   -----------------------------
                                                     William G. Sell

                                POWER OF ATTORNEY
                                -----------------








     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Robert W. Howeth, severally, his true and lawful attorney in fact and agent, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign an annual report on Form 10-K for the fiscal year of Fairfield Communities, Inc., a Delaware corporation, ended December 31, 1999, and any or all amendments thereto, and to file same, with all exhibits and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney in fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney in fact and agent or his substitute(s) may lawfully do or cause to be done by virtue hereof.



Dated:  March 21, 2000                       /s/James G. Berk
                                             ---------------------------------
                                                James G. Berk

                                POWER OF ATTORNEY
                                -----------------






     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James G. Berk, severally, his true and lawful attorney in fact and agent, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign an annual report on Form 10-K for the fiscal year of Fairfield Communities, Inc., a Delaware corporation, ended December 31, 1999, and any or all amendments thereto, and to file same, with all exhibits and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney in fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney in fact and agent or his substitute(s) may lawfully do or cause to be done by virtue hereof.



Dated:  March 21, 2000                         /s/Robert W. Howeth
                                               --------------------------------
                                                  Robert W. Howeth